INVESTMENTS	12 Months Ended
Mar. 31, 2022
Investments [Abstract]
INVESTMENTS	INVESTMENTSOn June 8, 2021, the Company entered into a subscription agreement with RxLive Limited (“RxLive”) whereby the Company purchased $250 of 10.0% unsecured convertible redeemable debentures (the “Rx Debentures”). RxLive is a UK-based online platform that connects pharmacists and patients through a secure app that allows for pharmacist consultations, initial or renewal prescription fulfilment and delivery of prescription medication. The Rx Debentures mature and become due on June 8, 2022. The Rx Debentures were to be exchangeable or convertible into units at a price of equal to 80% of the offering price of any equity financing completed by 1301376 B.C. Ltd. (“Finco”) concurrent with a go public transaction. Each unit was to consist of one common share of Finco (a “Finco Share”) and one Finco Share purchase warrant, with each warrant being exercisable to acquire one Finco Share at a price equal to 125% of the conversion price (the “Rx Conversion Feature”). As a result of the transaction, the Company recorded a hybrid financial instrument representing the Rx Debentures and the Rx Conversion Feature (the “Rx Hybrid Instrument”). The initial fair value of the Rx Hybrid Instrument was $250 determined by the sum of the fair values of the Rx Debenture and Rx Conversion Feature derived respectively using the discounted cash flow approach and the Black-Scholes model. The go public transaction did not occur, and as a result the debentures did not convert into units. As at March 31, 2022, the amount of $242 was determined to represent the fair value of the Rx Debentures. Subsequent to March 31, 2022, the Company began negotiating the terms of the Rx Debentures.